Over UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2016

Nexeo Solutions Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

(281) 297-0700
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 29, 2016, Henry E. Harrell, III’s employment with Nexeo Solutions, LLC ended.  In connection with his departure, Mr. Harrell will receive benefits under the Nexeo Solutions, LLC Severance Plan for U.S. Officers and Executives, the Series B Unit Agreement dated December 19, 2012, the Series B Unit Agreement dated November 13, 2014 and the Retention Agreement dated December 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 30, 2016	Nexeo Solutions Holdings, LLC

		By:	/s/ Michael B. Farnell, Jr.
		Name:	Michael B. Farnell, Jr.
		Title:	Executive Vice President and Chief Legal Officer